UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2019

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Memorial Drive, Suite 300 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.                                        Entry into a Definitive Material Agreement.

On January 8, 2019, Syros Pharmaceuticals, Inc., as tenant (the “Company”), and DIV 35 CPD, LLC, as landlord (the “Landlord”), entered into a Lease Agreement (the “Lease”) with respect to approximately 52,859 square feet of space in a building commonly known and numbered as 35 CambridgePark Drive in Cambridge, Massachusetts (the “Premises”).

The term of the Lease commences upon the Landlord’s delivery of the Premises to Company broom clean and free of all occupants, which is expected to occur on or about February 1, 2019 (the “Commencement Date”) and shall continue until February 28, 2030, unless earlier terminated in accordance with the terms of the Lease (the “Lease Term”). The Company has (i) the option to extend the Lease Term for one (1) additional ten (10) year period, and (ii) a right of first offer on space on the fifth floor and first floor of the building, consisting of 63,121 rentable square feet or less in the aggregate, subject to the terms and conditions of the Lease.

The initial fixed rental rate is $67.50 per rentable square foot of the Premises per annum, and will increase at a rate of three percent (3%) per year, with base rent first becoming due on March 1, 2020. Under the terms of the Lease, the Landlord will provide an allowance in an amount not to exceed $9,514,620 (calculated at a rate of $180 per rentable square foot of the Premises) toward the cost of completing the initial buildout of the Premises. The Company will be required pay its share of operating expenses, taxes and any other expenses payable under the Lease.

The Lease is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above description of the Lease is qualified in its entirety by reference to such exhibit.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Lease is incorporated into this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Lease dated January 8, 2019 between the Company and DIV 35 CPD, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: January 11, 2019	By:	/s/ Nancy Simonian
Nancy Simonian
President & Chief Executive Officer

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